SUPPLEMENT DATED APRIL 10, 2017

TO THE SUMMARY PROSPECTUS FOR PACIFIC FUNDS –

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH

CLASS A, CLASS B, CLASS C, CLASS R and ADVISOR CLASS SHARES

DATED AUGUST 1, 2016

This supplement revises the Pacific FundsSM Portfolio Optimization Aggressive-Growth Class A, Class B, Class C, Class R and Advisor Class shares summary prospectus dated August 1, 2016 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes in this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

All references in the Prospectus to Barclays are replaced with “Bloomberg Barclays.”

In the Fees and Expenses of the Fund subsection for the Fund, the last sentence in the first paragraph is deleted and replaced with the following:

More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 108 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

In the Purchase and Sale of Fund Shares subsection, the third paragraph is deleted and replaced with the following:

Purchase and sale orders for accounts held directly with the Trust are executed at the next net asset value (“NAV”), plus or minus any applicable sales charges, determined after the transfer agent of the Trust receives an order in proper form at its processing location in Westborough, MA (which may not be the same day the order is first received at the Trust’s P.O. Box for any orders sent to the Trust’s P.O. Box as these orders must be picked up and delivered to the Trust’s Westborough, MA location for review and processing). Purchase and sale orders for accounts held with a financial intermediary are executed at the next NAV, plus or minus any applicable sales charges, determined after the order is received by the financial intermediary in proper form.